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                                                                   EXHIBIT 23.01


                          INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated May 26, 2000, which appears in the annual report of Form 10-K of eUniverse, Inc. and Subsidiaries for the year ended March 31, 2000, and to the reference to our Firm under the caption "Experts" in the Prospectus.

                              MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                              Certified Public Accountants

New York, New York
August 30, 2000